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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 28, 2005


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-20574               51-0340466
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Effective February 28, 2005, Michael J. Dixon, Senior Vice President and Chief Financial Officer of the Company resigned his position as principal accounting officer.

(c) At a regularly scheduled meeting of the Company's Board of Directors on February 28, 2005 and concurrent with Mr. Dixon's resignation as the Company's principal accounting officer, Cheryl Slomann, age 39, was appointed as the Company's principal accounting officer effective February 28, 2005 to serve at the pleasure of the Company's Board of Directors. Ms. Slomann served as the Company's controller since April 2004. From 1998 until joining the Company, Ms. Slomann was employed by QAD Inc. as Vice President, Corporate Finance and Treasurer.

     Ms. Slomann has not entered into a written employment agreement with the Company. Her compensation includes an annual base salary of $160,000. In addition, she is eligible to receive bonuses under the Company's Annual Performance Incentive Plan, to receive stock option grants under the Company's stock incentive plans, and to participate in the Company's other insurance and employee benefit plans. The Board of Directors has also approved an indemnification agreement with Ms. Slomann pursuant to which the Company has agreed, subject to certain conditions, to indemnify her against certain liabilities and expenses relating to her service as an officer of the Company.


SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE

     On March 1, 2005, The Cheesecake Factory Incorporated issued a press release announcing that Company management will present at the Bear Stearns Eleventh Annual Retail, Restaurants & Apparel Conference in New York on March 8, 2005. A copy of the press release is attached as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits

         99.1 Press release dated March 1, 2005 titled "The Cheesecake Factory to Present at the Bear Stearns Conference."




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 2005                     THE CHEESECAKE FACTORY INCORPORATED



                                         By:  /s/ MICHAEL J. DIXON
                                              ----------------------------------
                                              Michael J. Dixon
                                              Senior Vice President and Chief
                                              Financial Officer




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                                  EXHIBIT INDEX


    Exhibit          Description
---------------    -------------------------------------------------------------
      99.1           Press Release dated March 1, 2005 titled "The Cheesecake
                     Factory to Present at the Bear Stearns Conference."




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